Supplemental Financial Information 4Q 2025

2 R 41 G 41 B 41 R 255 G 255 B 255 R 207 G 182 B 103 R 163 G 131 B 56 R 31 G 73 B 125 R 144 G 124 B 75 R 79 G 129 B 189 R 235 G 235 B 237 R 128 G 100 B 162 R 199 G 198 B 215 This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended Statements preceded by, followed by or that otherwise include the words "believes," "expects," "anticipates," "intends," "projects," "estimates," "plans," "may increase," "may fluctuate," and similar expressions or future or conditional verbs such as "will," "should," "would," "may" and "could" are generally forward-looking in nature and not historical facts. Such forward-looking statements are inherently subject to risks, uncertainties and assumptions, including the following: • our partner’s ability to successfully complete construction of various casino projects currently under development for which we have agreed to provide construction development funding, including Bally’s Chicago, and the ability and willingness of our partners to obtain timely the requisite regulatory approvals and meet and/or perform their respective obligations under the applicable construction financing and/or development documents; • the impact that United States ("U.S.") government, economic, monetary or trade policies and stimulus packages could have on inflation rates, interest rates, economic growth and discretionary consumer spending, including the casino operations of our tenants; • the ability of our tenants to comply with laws, rules and regulations in the operation of our properties, to deliver high quality services, to attract and retain qualified personnel, to attract customers and to maintain the financial strength and liquidity necessary to satisfy their respective obligations and liabilities to us and third parties; • the availability of and the ability to identify and consummate suitable and attractive acquisition and development opportunities on favorable terms; • the degree and nature of our competition; • the impact of weather or climate events or conditions, natural disasters, acts of terrorism and other international hostilities, war, political instability or a new pandemic or similar national health crisis on the ability or desire of people to gather in large groups (including in casinos), which could impact our financial results, prospects, liquidity, and stock price; • the ability of our tenants and borrowers to meet or perform their obligations under their leases and financing arrangements with us; • our ability to generate sufficient cash flows to service and comply with financial covenants under our outstanding indebtedness and maintain or improve our credit ratings, and our ability to access capital through debt and equity markets in amounts and at rates and costs acceptable to GLPI; • with respect to our tenant funding commitments, the amounts drawn and the timing of these draws may be different than what the Company assumed; • the availability of qualified personnel and our ability to retain our key management personnel; • changes in accounting standards or the U.S. tax law and other federal, state or local laws, whether or not specific to real estate, REITs or the gaming, lodging or hospitality industries and our ability to meet the applicable asset, income, organizational, distribution, shareholder ownership and other requirements to maintain the Company’s REIT status; • other risks inherent in the real estate business, including potential liability relating to environmental matters and illiquidity of real estate investments; and • other factors described in GLPI’s Annual Report on Form 10-K for the year ended December 31, 2025, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, each as filed with the SEC. Other unknown or unpredictable factors may also cause actual results to differ materially from those projected by the forward-looking statements. Most of these factors are difficult to anticipate and are generally beyond the Company’s control. Given these uncertainties, you should not place undue reliance on these forward-looking statements. You should consider the areas of risk described above in connection with considering any forward-looking statements that may be made by the Company generally and any forward-looking statements that are contained in this presentation specifically. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required to do so by law. Forward Looking Statements

3 R 41 G 41 B 41 R 255 G 255 B 255 R 207 G 182 B 103 R 163 G 131 B 56 R 31 G 73 B 125 R 144 G 124 B 75 R 79 G 129 B 189 R 235 G 235 B 237 R 128 G 100 B 162 R 199 G 198 B 215 Gaming & Leisure Properties, Inc. Overview Fast Facts as of December 31, 2025 Snapshot 69 Properties 20 States • Total Enterprise Value: ~$20 Billion • GLPI is the most geographically diversified owner of gaming assets in the country, with the largest number of gaming assets owned • Approximately 87.5% of GLPI’s cash rent comes from gaming companies with public reporting: PENN, BYD, CZR, and BALY High-Quality, Nationwide Portfolio of Premier Gaming Assets GLPI is a REIT that owns a Geographically Diversified Portfolio of High-Quality Regional Gaming Assets 0 Rent Defaults Since Company Inception 8 Unique Tenants

4 R 41 G 41 B 41 R 255 G 255 B 255 R 207 G 182 B 103 R 163 G 131 B 56 R 31 G 73 B 125 R 144 G 124 B 75 R 79 G 129 B 189 R 235 G 235 B 237 R 128 G 100 B 162 R 199 G 198 B 215 Summary of Recent Developments & Upcoming Events • Declared and paid a dividend of $0.78 per share, which represents an annualized dividend yield of 6.98%, based on our year-end stock price of $44.69. • Following the receipt of a declination letter, from the NIGC, GLPI funded its $45.3 million share of the $200 million term loan B (SOFR +900) tranche for the Caesars Republic Sonoma Resort project. The remaining $180 million commitment, which yields a fixed rate of 12.50%, was undrawn at year-end. • The Company exercised its option to acquire the real property assets of Bally’s Twin River Lincoln Casino Resort for a purchase price of $700 million and additional rent of $56.0 million on February 11, 2026. • Announced a transaction with Cordish to acquire the land and fund the construction of the real estate associated with its Live! Virginia Casino & Hotel. The total commitment is $467 million, at an 8.0% cap rate. On January 15, 2026, the Company acquired the land for the project for $27 million, with the remaining commitment expected to commence funding in the second half of 2026. • During the fourth quarter, GLPI provided $201.6 million of development funding for Bally’s Chicago as part of the $940 million development commitment (8.5% cap rate). • On October 15, 2025, GLPI acquired the real estate assets of Sunland Park Racetrack and Casino for $183.75 million, at an initial cap rate of 8.2%. Sunland Park was incorporated into the Strategic Gaming Leases. • The Bally's Baton Rouge grand opening occurred in December. GLPI funded $111 million for the project at an incremental rental yield on the development funding and subsequent rent post opening of 9%. • In November, GLPI funded $150 million for PENN's M Resort hotel tower at a 7.79% cap rate. • As of year-end, GLPI has funded $56.6 million of the $110 million Ione Loan to fund the tribe's Acorn Ridge casino development which is scheduled to open in February 2026. • Percentage rents for each of the Amended Pinnacle Master Lease, the Boyd Master Lease and the Belterra Park Lease will reset in May of 2026. Annual Anniversary Caesars Amended & Restated Master Lease October Tropicana Lease October Horseshoe St Louis Lease October Morgantown Lease December Bally's Master Lease II December Casino Queen Master Lease December MD Live! Lease January Pennsylvania Live! Master Lease March Tioga Downs Lease March Boyd Master Lease May Amended Pinnacle Master Lease May Belterra Park Lease May Strategic Gaming Leases June Bally's Master Lease June Rockford Lease September Penn 2023 Master Lease November Amended Penn Master Lease November Chicago Lease August

5 R 41 G 41 B 41 R 255 G 255 B 255 R 207 G 182 B 103 R 163 G 131 B 56 R 31 G 73 B 125 R 144 G 124 B 75 R 79 G 129 B 189 R 235 G 235 B 237 R 128 G 100 B 162 R 199 G 198 B 215 GLPI 2026 Guidance • The guidance does not include the impact on operating results from any possible future acquisitions or dispositions, future capital markets activity, or other future non-recurring transactions other than; ‒ anticipated fundings of approximately $575 million to $650 million related to current development projects, which will be funded relatively evenly by quarter throughout 2026 ‒ $225 million of funding for PENN’s Aurora facility, late in second quarter of 2026 ‒ the completion of the Lincoln acquisition for $700 million in February of 2026 ‒ the anticipated settlement of $363.3 million of our forward equity on June 1, 2026 • The guidance assumes there will be no material changes in applicable legislation, regulatory environment, world events, including weather, recent consumer trends, economic conditions, oil prices, competitive landscape or other circumstances beyond our control that may adversely affect the Company's results of operations. $ in millions, except per share data Actuals 2026 Guidance 2024 2025 Low End High End AFFO $1,061 $1,120 $1,207 $1,222 AFFO per Share $3.77 $3.88 $4.06 $4.11

6 R 41 G 41 B 41 R 255 G 255 B 255 R 207 G 182 B 103 R 163 G 131 B 56 R 31 G 73 B 125 R 144 G 124 B 75 R 79 G 129 B 189 R 235 G 235 B 237 R 128 G 100 B 162 R 199 G 198 B 215 Historical Quarterly Financial Highlights $ in millions except per share data 1Q25 2Q25 3Q25 4Q25 Diluted Earnings per Share Attributable to Common Shareholders $0.60 $0.54 $0.85 $0.94 Funds from Operations $234.8 $224.9 $315.5 $339.0 Funds from Operations per Diluted Common Share & OP Units $0.83 $0.79 $1.08 $1.16 Adjusted Funds from Operations $272.0 $276.1 $282.0 $290.0 Adjusted Funds from Operations per Diluted Common Share & OP Units $0.96 $0.96 $0.97 $0.99 Adjusted EBITDA $360.1 $361.5 $366.4 $379.0 Cash Net Operating Income (1) $370.0 $371.2 $375.0 $386.7 Quarterly Dividend per Share $0.76 $0.78 $0.78 $0.78 Diluted Common Shares 275.4 277.8 283.5 283.4 Diluted Common Shares and OP Units 283.8 286.1 291.8 291.8 1. Cash rental income and interest on real estate loans less cash property level expenses.

7 R 41 G 41 B 41 R 255 G 255 B 255 R 207 G 182 B 103 R 163 G 131 B 56 R 31 G 73 B 125 R 144 G 124 B 75 R 79 G 129 B 189 R 235 G 235 B 237 R 128 G 100 B 162 R 199 G 198 B 215 Strong Tenant Coverage Rent coverage ratios are not reported for ground leases and leases with development projects nor on leases that have been in effect for less than twelve months. (1) Ratio was calculated on a proforma basis for the October 2025 acquisition of the real estate assets of Sunland Park Racetrack and Casino.

8 R 41 G 41 B 41 R 255 G 255 B 255 R 207 G 182 B 103 R 163 G 131 B 56 R 31 G 73 B 125 R 144 G 124 B 75 R 79 G 129 B 189 R 235 G 235 B 237 R 128 G 100 B 162 R 199 G 198 B 215 Financing Pipeline at December 31, 2025 $ in millions Project Commitment Funded as of quarter end Left to Fund Cap Rate Hollywood Aurora Relocation $225.0 $— $225.0 7.75% Ameristar Council Bluffs (1) $150.0 $— $150.0 7.10% Tropicana Las Vegas Site $175.0 $48.5 $126.5 8.50% Bally's Chicago Construction $940.0 $201.6 $738.4 8.50% Landside Development at Casino Queen Marquette $16.5 $9.6 $6.9 8.25% Ione Loan $110.0 $56.6 $53.4 11.00% Bally's Lincoln Call Right (2) $700.0 $— $700.0 8.00% Live! Virginia Casino & Hotel $467.0 $— $467.0 8.00% Caesars Republic Sonoma County delayed draw term loan (3) $180.0 $— $180.0 12.50% Total $2,963.5 $316.3 $2,647.2 8.51% (1) The Company has agreed to fund, if requested by PENN in their sole discretion, on or before March 31, 2029, construction improvements in an amount not to exceed the greater of (i) the hard costs associated with the project and (ii) $150.0 million at a 7.10% capitalization rate. (2) The Company exercised its call right and acquired the property in February 2026. (3) The Company funded its $45 million share of the $200 million Term B loan for the project which was issued at an original issue discount of 3%, bearing interest at SOFR plus 900 basis points, with a SOFR floor of 1%.

9 R 41 G 41 B 41 R 255 G 255 B 255 R 207 G 182 B 103 R 163 G 131 B 56 R 31 G 73 B 125 R 144 G 124 B 75 R 79 G 129 B 189 R 235 G 235 B 237 R 128 G 100 B 162 R 199 G 198 B 215 GLPI Recent Transaction History $ in millions Transaction Date of Announcement Transaction Size Income Cap Rate Transaction Multiple Transaction Completed Tioga Downs February-24 $175.0 $14.5 8.29% 12.1 x Strategic Management Group May-24 $110.0 $9.2 8.36% 12.0 x Belle of Baton Rouge Funding June-24 $111.0 $10.0 9.00% 11.1 x Bally's Kansas City and Bally's Shreveport July-24 $395.0 $32.2 8.15% 12.3 x Bally's Chicago Development Land July-24 $250.0 $20.0 8.00% 12.5 x Bally's Chicago July-24 $940.0 $79.9 8.50% 11.8 Bally's Lincoln July-24 $700.0 $56.0 8.00% 12.5 x Ione Band of Miwok Indians Development Funding September-24 $110.0 $12.1 11.00% 9.1 Caesars Republic Sonoma County (1) September-25 $225.3 $28.8 12.79% 7.8 Sunland Park October-25 $183.8 $15.0 8.16% 12.3 x Live! Casino & Hotel Virginia Development Land October-25 $27.0 $2.2 8.00% 12.5 x Live! Casino & Hotel Virginia Developing Funding October-25 $440.0 $35.2 8.00% 12.5 2024 to Present Aggregate $3,667.1 $315.1 8.59% 11.6 1. Caesars Republic Sonoma County development cap rate is reflective of yield at deal announcement.

10 R 41 G 41 B 41 R 255 G 255 B 255 R 207 G 182 B 103 R 163 G 131 B 56 R 31 G 73 B 125 R 144 G 124 B 75 R 79 G 129 B 189 R 235 G 235 B 237 R 128 G 100 B 162 R 199 G 198 B 215 Debt Maturity Schedule Balance Sheet Strength: Historical Leverage Snapshot GLPI Issue Rating by Agency Fitch BBB- Moody’s Ba1 Financial Leverage (Net Debt / Adjusted EBITDA) 4Q25 Balance Sheet Snapshot ($ in MM) As of December 31, 2025 Long Term Debt 7,281.8 Less Unamortized debt issuance costs, bond premiums and original issuance discounts (78.0) Total Long Term Debt, net 7,203.8 Cash & Cash Equivalents 224.3 Net Debt 6,979.5 Last quarter annualized adjusted EBITDA 1,515.8 Net Financial Leverage 4.60 Weighted Average Cost of Debt 5.03 % Standard & Poor's BBB-%

11 R 41 G 41 B 41 R 255 G 255 B 255 R 207 G 182 B 103 R 163 G 131 B 56 R 31 G 73 B 125 R 144 G 124 B 75 R 79 G 129 B 189 R 235 G 235 B 237 R 128 G 100 B 162 R 199 G 198 B 215 FFO, FFO per diluted common share and OP/LTIP units, AFFO, AFFO per diluted common share and OP/LTIP units, Adjusted EBITDA and Cash Net Operating Income ("Cash NOI"), which are detailed in the reconciliation tables that accompany this release, are used by the Company as performance measures for benchmarking against the Company’s peers and as internal measures of business operating performance, which is used for a bonus metric. These metrics are presented assuming full conversion of limited partnership units to common shares and therefore before the income statement impact of non-controlling interests. The Company believes FFO, FFO per diluted common share and OP/LTIP units, AFFO, AFFO per diluted common share and OP/LTIP units, Adjusted EBITDA and Cash NOI provide a meaningful perspective of the underlying operating performance of the Company’s current business. This is especially true since these measures exclude real estate depreciation and we believe that real estate values fluctuate based on market conditions rather than depreciating in value ratably on a straight-line basis over time. Cash NOI is cash rental income and interest on real estate loans less cash property level expenses. Cash NOI excludes depreciation, the amortization of land rights, real estate general and administrative expenses, other non-routine costs and the impact of certain generally accepted accounting principles (“GAAP”) adjustments to rental revenue, such as straight-line rent and deferred rent adjustments and non-cash ground lease income and expense. It is management's view that Cash NOI is a performance measure used to evaluate the operating performance of the Company’s real estate operations and provides investors relevant and useful information because it reflects only income and operating expense items that are incurred at the property level and presents them on an unleveraged basis. FFO, FFO per diluted common share and OP/LTIP units, AFFO, AFFO per diluted common share and OP/LTIP units, Adjusted EBITDA and Cash NOI are non-GAAP financial measures that are considered supplemental measures for the real estate industry and a supplement to GAAP measures. NAREIT defines FFO as net income (computed in accordance with GAAP), excluding (gains) or losses from dispositions of property, and real estate depreciation. We have defined AFFO as FFO excluding, as applicable to the particular period, stock based compensation expense, the amortization of debt issuance costs, bond premiums and original issuance discounts, other depreciation, the amortization of land rights, accretion on investment in leases, non-cash adjustments to financing lease liabilities, straight-line rent and deferred rent adjustments, losses on debt extinguishment, severance charges, capitalized interest and provision (benefit) for credit losses, net, reduced by capital maintenance expenditures. We have defined Adjusted EBITDA as net income excluding, as applicable to the particular period, interest, net, income tax expense, real estate depreciation, other depreciation, (gains) or losses from dispositions of property, stock based compensation expense, straight-line rent and deferred rent adjustments, the amortization of land rights, accretion on investment in leases, non-cash adjustments to financing lease liabilities, losses on debt extinguishment, severance charges and provision (benefit) for credit losses, net. Finally, we have defined Cash NOI as Adjusted EBITDA excluding general and administrative expenses other than stock based compensation expense and severance charges. FFO, FFO per diluted common share and OP/LTIP units, AFFO, AFFO per diluted common share and OP/LTIP units, Adjusted EBITDA and Cash NOI are not recognized terms under GAAP. These non-GAAP financial measures: (i) do not represent cash flow from operations as defined by GAAP; (ii) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (iii) are not alternatives to cash flow as a measure of liquidity. In addition, these measures should not be viewed as an indication of our ability to fund all of our cash needs, including to make cash distributions to our shareholders, to fund capital improvements, or to make interest payments on our indebtedness. Investors are also cautioned that FFO, FFO per diluted common share and OP/ LTIP units, AFFO, AFFO per diluted common share and OP/LTIP units, Adjusted EBITDA and Cash NOI, as presented, may not be comparable to similarly titled measures reported by other real estate companies, including REITs, due to the fact that not all real estate companies use the same definitions. Our presentation of these measures does not replace the presentation of our financial results in accordance with GAAP. Definitions of Non-GAAP Financial Measures

12 R 41 G 41 B 41 R 255 G 255 B 255 R 207 G 182 B 103 R 163 G 131 B 56 R 31 G 73 B 125 R 144 G 124 B 75 R 79 G 129 B 189 R 235 G 235 B 237 R 128 G 100 B 162 R 199 G 198 B 215 4Q 2025 AFFO Bridge $ in thousands 4Q24 4Q25 Y/Y % change Net Income $ 223,610 $ 275,356 23.1% (Gains) or losses from dispositions of property — — Real Estate Depreciation 64,276 63,657 Funds from Operations (FFO) $ 287,886 $ 339,013 17.8 % Straight-Line Rent and Deferred Rent Adjustments (9,840) (2,233) Other Depreciation 483 487 Provision (benefit) for Credit Losses, Net (9,940) (46,947) Amortization of Land Rights 3,442 4,269 Amortization of Debt Issuance Costs, Bond Premiums, and Original Issuance Discounts 3,057 3,383 Capitalized Interest (3,538) (5,120) Stock Based Compensation 5,252 4,616 Accretion on Investment in Leases (7,213) (7,603) Non-cash Adjustment to Financing Lease Liabilities 115 114 Capital Maintenance Expenditures (35) — Adjusted Funds from Operations (AFFO) $ 269,669 $ 289,979 7.5 % Net Interest 83,248 86,687 Income Tax Expense 565 560 Capital Maintenance Expenditures 35 — Amortization of Debt Issuance Costs, Bond Premiums, and Original Issuance Discounts (3,057) (3,383) Capitalized Interest 3,538 5,120 Adjusted EBITDA 353,998 378,963 7.1%

13 R 41 G 41 B 41 R 255 G 255 B 255 R 207 G 182 B 103 R 163 G 131 B 56 R 31 G 73 B 125 R 144 G 124 B 75 R 79 G 129 B 189 R 235 G 235 B 237 R 128 G 100 B 162 R 199 G 198 B 215 Historical Non-GAAP Reconciliations $ in thousands 1Q24 2Q24 3Q24 4Q24 2024 1Q25 2Q25 3Q25 4Q25 2025 Net Income $ 179,526 $ 214,412 $ 190,100 $ 223,610 $ 807,648 $ 170,354 $ 156,165 $ 248,481 $ 275,356 $ 850,356 (Gains) or losses from dispositions of property — — (3,790) — (3,790) (125) — — — (125) Real Estate Depreciation 64,877 64,777 64,289 64,276 258,219 64,529 68,749 66,985 63,657 263,920 Funds from Operations (FFO) $ 244,403 $ 279,189 $ 250,599 $ 287,886 $ 1,062,077 $ 234,758 $ 224,914 $ 315,466 $ 339,013 $ 1,114,151 Straight-Line Rent and Deferred Rent Adjustments (15,790) (15,790) (14,682) (9,840) (56,102) (8,412) (6,433) (5,390) (2,233) (22,468) Other Depreciation 483 485 482 483 1,933 483 486 488 487 1,944 Provision (benefit) for Credit Losses, Net 23,294 (3,786) 27,686 (9,940) 37,254 39,246 53,728 (37,363) (46,947) 8,664 Amortization of Land Rights 3,276 3,276 3,276 3,442 13,270 4,270 4,270 4,270 4,269 17,079 Amortization of Debt Issuance Costs, Bond Premiums, and Original Issuance Discounts 2,684 2,685 2,803 3,057 11,229 3,232 3,227 3,425 3,383 13,267 Capitalized Interest — — (857) (3,538) (4,395) (3,605) (3,411) (3,652) (5,120) (15,788) Stock Based Compensation 8,122 5,425 5,463 5,252 24,262 8,858 6,156 1,551 4,616 21,181 Accretion on Investment in Leases (7,884) (6,776) (7,093) (7,213) (28,966) (6,896) (6,866) (6,991) (7,603) (28,356) Non-cash Adjustment to Financing Lease Liabilities 117 129 112 115 473 98 107 112 114 431 Loss on Debt Extinguishment — — — — — — — 3,783 — 3,783 Severance charge — — — — — — — 6,320 — 6,320 Capital Maintenance Expenditures (90) (462) 453 (35) (134) (36) (121) — — (157) Adjusted Funds from Operations (AFFO) $ 258,615 $ 264,375 $ 268,242 $ 269,669 $ 1,060,901 $ 271,996 $ 276,057 $ 282,019 $ 289,979 $ 1,120,051 Net Interest 76,768 77,882 80,047 83,248 317,945 87,149 84,576 83,552 86,687 341,964 Income Tax Expense 637 412 515 565 2,129 564 545 560 560 2,229 Capital Maintenance Expenditures 90 462 (453) 35 134 36 121 — — 157 Amortization of Debt Issuance Costs, Bond Premiums, and Original Issuance Discounts (2,684) (2,685) (2,803) (3,057) (11,229) (3,232) (3,227) (3,425) (3,383) (13,267) Capitalized Interest — — 857 3,538 4,395 3,605 3,411 3,652 5,120 15,788 Adjusted EBITDA $ 333,426 $ 340,446 $ 346,405 $ 353,998 $ 1,374,275 $ 360,118 $ 361,483 $ 366,358 $ 378,963 $ 1,466,922